First American Funds
Calculation of Registration Fee

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

                    (a)               (b)        (c)                      (d)
                                                                         Aggregate
                                  Sales Price               Aggregate    Sales Price
                                      of         Gross      Redemption   of Portfolio
                                  Securities   commissions  Price of     Securities
              Aggregate Sales      Issued in      on        Portfolio    on Which
                   Price          Connection    sales of    Securities   Fee Will
                of Portfolio     With Dividend   retail     Redeemed     be Based
             Securities Sold in   Reinvestment   class      During       [(a)+(b)
            Reliance Upon 24f-2      Plan        shares     Fiscal Year  +(c)-(d)]      Fund
            ------------------- -------------- -----------  ------------ ------------
Class 1
Common Stock   48,739,878,286    168,179,139            48,304,909,689   603,147,736   Prime
Class 2                                                                                 Obligations   49,635.75
Common Stock    8,290,343,853     17,347,839             7,923,864,316   383,827,376   Government
Class 3                                                                                 Obligations   31,586.89
Common Stock   33,765,897,108     12,277,023            32,841,550,881   936,623,250   Treasury
Class 4                                                                                 Obligations   77,078.96
Common Stock    2,382,784,768      4,394,461             2,545,580,102  (158,400,873)  Tax Free
Class 5                                                                                 Obligations        0.00
Common Stock      137,573,622          9,565               185,728,917   (48,145,730)  Ohio Tax Free
Class 6                                                                                 Obligations        0.00
Common Stock    2,952,367,762     28,409,790             2,946,483,565    34,293,987   Treasury
                                                                                        Reserve        2,822.21
                 ---------------------------------------------------------------------------------
              $96,268,845,399   $230,617,817     $0    $94,748,117,470 1,751,345,745.68              161,123.81
                 =================================================================================

                                                                             161,123.81
                                                                                               1,957,892,349.18

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